EXHIBIT 99.1

Contact:	Franklin Resources, Inc.

Investor Relations: Greta Gahl (650) 312-4091

Corporate Communications: Lisa Gallegos (650) 312-3395

franklintempleton.com

____________________________________________________________________________________

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Preliminary Second Quarter Results,

Including Repatriation Income Tax Charge, and Non-Cash Charge Related to Intangibles

San Mateo, CA, April 27, 2006 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced preliminary second quarter results. The company announced net income of $196.5 million, or $0.74 per share diluted, on revenues of $1,254.8 million for the quarter ended March 31, 2006. Income taxes for the quarter ended March 31, 2006 included a charge of $111.6 million ($0.42 per share diluted) related to repatriated earnings of the company’s foreign subsidiaries under the American Jobs Creation Act of 2004. As discussed below, net income also reflects a non-cash impairment charge of $68.4 million ($0.17 per share diluted, net of tax) with respect to certain intangible assets of Fiduciary Trust Company International (“Fiduciary”), a company subsidiary, related to the reorganization of that business. In the quarter ended December 31, 2005, net income was $318.0 million, or $1.21 per share diluted, on revenues of $1,181.5 million. For the quarter ended March 31, 2005, net income was $221.3 million, or $0.85 per share diluted, on revenues of $1,051.2 million.

Operating income for the quarter ended March 31, 2006 was $349.8 million, as compared to $404.6 million for the prior quarter and $273.3 million for the quarter ended March 31, 2005, a decrease of 14% for the quarter ended March 31, 2006 over the prior quarter and an increase of 28% over the same quarter in the prior year. The company’s non-operating income for the quarter ended March 31, 2006 included $55.4 million of investment and other income, net, as compared to $32.4 million in the prior quarter and $38.6 million for the quarter ended March 31, 2005.

The company currently believes that it needs to recognize in the quarter ended March 31, 2006 an impairment of certain Fiduciary acquisition-related intangible assets, which were carried at $155.1 million at December 31, 2005. At the date of this release, management currently estimates the impairment charge to be $68.4 million and has reflected this as a charge in the second quarter. However, management’s evaluation is still ongoing and the possibility exists that all or a portion of the charge may relate to the first fiscal quarter of 2006. The company currently expects to complete its analysis on or prior to the filing of its Form 10-Q for the period ended March 31, 2006.

Assets under management by the company’s subsidiaries were $491.6 billion at March 31, 2006, as compared to $464.8 billion at December 31, 2005 and $412.1 billion at March 31, 2005. Simple monthly average assets under management during the quarter ended March 31, 2006 were $481.2 billion compared to $453.3 billion in the preceding quarter and $407.4 billion in the same quarter a year ago. Equity assets increased to 60% of total assets under management at March 31, 2006, as compared to 59% for the previous quarter and 57% at March 31, 2005. Fixed-income assets comprised 22% of total assets under management at March 31, 2006, as compared to 23% for the previous quarter and 24% at March 31, 2005. Hybrid assets accounted for 17% of total assets under management at March 31, 2006, December 31, 2005 and March 31, 2005. Sales exceeded redemptions by $2.5 billion for the quarter ended March 31, 2006, as compared to $5.8 billion for the prior quarter and $11.5 billion for the comparable quarter a year ago.

Fiscal Second Quarter 2006 Highlights

Performance and Products1,2

(See important footnotes in the “Supplemental Information” section at the end of the release.)

•

77% of Franklin Templeton’s long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 90% for the five-year period and 95% for the 10-year period ended March 31, 2006.[3,4]

•

67% of Franklin Templeton’s equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 85% for the five-year period and 93% for the 10-year period ended March 31, 2006.[3,5]

•

99% of Franklin Templeton’s fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 100% for the five-year period and 99% for the 10-year period ended March 31, 2006.[3,6]

•

95% of Franklin Templeton’s taxable fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 98% for the five-year period and 96% for the 10-year period ended March 31, 2006.[3,7]

•

100% of Franklin Templeton's tax-free fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended March 31, 2006.[3,8]

•

Franklin Income Fund ranked in the top third of the Lipper Income Funds peer group for total return among 263 funds for the one-year period, and ranked in the top quintile among 158, 107 and 26 funds for the three-, five- and 10-year periods ended March 31, 2006.[3,9] Franklin Income Fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 285 Conservative Allocation funds as of March 31, 2006.[19,20]

•

Franklin Aggressive Growth Fund ranked in the top two quartiles of the Lipper Multi-Cap Growth Funds peer group for total return among 418, 359 and 288 funds for the one-, three- and five-year periods ended March 31, 2006.[3,10] The fund received Lipper Leader awards for Total Return and Tax Efficiency as of March 31, 2006.[19]

•

Franklin Balance Sheet Investment Fund ranked in the top third of the Lipper Mid-Cap Value Funds peer group for total return among 263, 214, 139 and 51 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,11] The fund received Lipper Leader awards for Total Return, Preservation and Expense, and was rated 4 stars overall by Morningstar among 262 Mid-Cap Value funds as of March 31, 2006.[19,20]

•

Franklin Convertible Securities Fund ranked in the top quintile of the Lipper Convertible Securities Funds peer group for total return among 75, 60, 57 and 35 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,12] The fund received Lipper Leader awards for Total Return and Expense as of March 31, 2006.[19]

•

Franklin Federal Tax-Free Income Fund ranked in the top third of the Lipper General Municipal Debt Funds peer group for total return among 256 funds for the one-year period, and ranked in the top quintile for total return among 249, 220 and 142 funds for the three-, five- and 10-year periods ended March 31, 2006.[3,13] The fund received a Lipper Leader award for Total Return, and was rated 4 stars overall by Morningstar among 299 Muni National Long funds as of March 31, 2006.[19,20]

•

Franklin California High Yield Municipal Fund ranked in the top decile of the Lipper California Municipal Debt Funds peer group for total return among 122, 117, 98 and 68 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,14] The fund received Lipper Leader awards for Total Return and Tax Efficiency, and was rated 5 stars overall by Morningstar among 164 Muni California Long funds as of March 31, 2006.[19,20]

•

Templeton Global Bond Fund ranked in the top quartile of the Lipper Global Income Funds peer group for total return among 91, 88, 71 and 44 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,15] The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 152 World Bond funds as of March 31, 2006.[19,20]

•

Mutual Beacon Fund ranked in the top third of the Lipper Multi-Cap Core Funds peer group for total return among 875, 608, 438 and 149 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,16] The fund received Lipper Leader awards for Total Return and Preservation as of March 31, 2006.[19]

•

Mutual Qualified Fund ranked in the top quintile of the Lipper Multi-Cap Core Funds peer group for total return among 875, 608, 438 and 149 funds for the one-, three-, five- and 10-year periods ended March 31, 2006.[3,17] The fund received Lipper Leader awards for Total Return and Preservation as of March 31, 2006.[19]

•

Mutual Financial Services Fund ranked in the top quintile of the Lipper Financial Services Funds peer group for total return among 119, 103 and 88 funds for the one-, three- and five-year periods ended March 31, 2006.[3,18] The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 126 Specialty-Financial funds as of March 31, 2006.[19,20]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

• Franklin Resources, Inc. was named to the FORTUNE 500® for 2006.
• Standard & Poor’s Rating Services recently raised its long-term counterparty credit rating of Franklin Resources, Inc. to “A+.”

•      In a quarterly survey of shareholder satisfaction conducted by National Quality Review (NQR), a third-party customer service evaluator, 93% of customers responding to the survey said that they would recommend Franklin Templeton Investments based on their recent service experience.

• Our retail web site, franklintempleton.com, was recognized by kasina as one of the “Top 10 Web Sites for Financial Intermediaries” for the sixth year in a row.
• Our institutional web site, ftinstitutional.com, received kasina’s “Top 10 Web Sites for Institutional Investors” award.

•      Franklin Templeton Investments won six awards from Asia Asset Management, an independent Hong Kong-based research and publishing firm, including awards for the “Best of Best Performance” in the global bonds category for one- and three-year performance and “Most Innovative Product” in India for Franklin India Flexicap Fund.

•      Franklin Templeton Institutional, LLC established Fiduciary Global Advisors, an investment platform that combines the institutional equity and real estate research and portfolio management teams of Fiduciary Trust Company International.

• Franklin Templeton Portfolio Advisors, Inc. announced the introduction of Franklin Portfolio Advisors Multi Cap Growth portfolio for managed account investors at a major brokerage firm.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements**
Unaudited
(in thousands, except assets under management and per share data)	Three months ended March 31			Six months ended March 31
	2006	2005	% Change	2006	2005	% Change
Operating Revenues
Investment management fees	$726,015	$592,674	22%	$1,413,454	$1,159,157	22%
Underwriting and distribution fees	445,501	377,341	18%	860,380	717,719	20%
Shareholder servicing fees	65,065	64,312	1%	129,337	127,479	1%
Consolidated sponsored investment products income, net	2,558	1,361	88%	2,836	1,976	44%
Other, net	15,631	15,493	1%	30,215	30,872	(2%)
Total operating revenues	1,254,770	1,051,181	19%	2,436,222	2,037,203	20%
Operating Expenses
Underwriting and distribution	413,236	347,376	19%	793,313	658,798	20%
Compensation and benefits	231,182	217,909	6%	449,662	429,416	5%
Information systems, technology and occupancy	73,900	69,808	6%	147,795	136,613	8%
Advertising and promotion	36,130	31,108	16%	66,467	57,216	16%
Amortization of deferred sales commissions	32,115	30,617	5%	64,117	61,995	3%
Amortization of intangible assets**	4,356	4,349	—	8,709	8,760	(1%)
Intangible assets impairment**	68,400	—	N/A	68,400	—	N/A
Provision for governmental investigations, proceedings and actions	—	42,043	(100%)	—	42,043	(100%)
Other	45,694	34,690	32%	83,416	68,997	21%
Total operating expenses**	905,013	777,900	16%	1,681,879	1,463,838	15%
Operating income**	349,757	273,281	28%	754,343	573,365	32%
Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	16,992	(1,552)	N/A	27,806	14,611	90%
Investment and other income, net	55,388	38,576	44%	87,754	65,965	33%
Interest expense	(7,125)	(8,241)	(14%)	(16,313)	(16,228)	1%
Other income, net	65,255	28,783	127%	99,247	64,348	54%
Income before taxes on income**	415,012	302,064	37%	853,590	637,713	34%
Taxes on income**	218,496	80,790	170%	339,105	176,450	92%
Net income**	$196,516	$221,274	(11%)	$514,485	$461,263	12%

Basic earnings per share**	$0.75	$0.88	(14%)	$2.01	$1.84	9%
Diluted earnings per share[1]**	$0.74	$0.85	(13%)	$1.95	$1.77	10%
Dividends per share	$0.12	$0.10	20%	$0.24	$0.20	20%
Special cash dividend	$—	$2.00	(100%)	$—	$2.00	(100%)
Average Shares Outstanding (in thousands)
Basic	258,110	250,047	3%	255,618	250,553	2%
Diluted[1]	265,437	262,738	1%	265,117	262,998	1%
Operating Margin[2]**	28%	26%	—	31%	28%	—
Assets Under Management (in millions)
Beginning of period	$464,850	$402,206	16%	$453,065	$361,860	25%
Sales	32,561	32,911	(1%)	62,931	61,298	3%
Reinvested distributions	1,440	1,081	33%	9,800	5,369	83%
Redemptions	(30,012)	(21,373)	40%	(54,534)	(41,010)	33%
Distributions	(2,026)	(1,548)	31%	(12,068)	(6,799)	77%
Acquisitions	—	83	(100%)	—	83	(100%)
Appreciation/ (depreciation)	24,779	(1,303)	N/A	32,398	31,256	4%
End of period	$491,592	$412,057	19%	$491,592	$412,057	19%
Simple monthly average for period	$481,157	$407,376	18%	$467,559	$393,065	19%

** As discussed above, the results reflect management’s current estimate of the impairment of certain intangible assets related to the reorganization of Fiduciary in the quarter ended March 31, 2006. In connection with further consideration of such impairment, the amounts and percentages in the line items marked above may be revised for the current and/or prior quarter, which could impact certain totals and subtotals.

[1] Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share”.

[2]Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements**
Unaudited
(in thousands, except per share data)
	Three Months Ended
	31-Mar-06	31-Dec-05	% Change	30-Sep-05	30-Jun-05	31-Mar-05
Operating Revenues
Investment management fees	$726,015	$687,439	6%	$655,327	$642,034	$592,674
Underwriting and distribution fees	445,501	414,879	7%	426,941	386,950	377,341
Shareholder servicing fees	65,065	64,272	1%	62,675	64,609	64,312
Consolidated sponsored investment products income, net	2,558	278	820%	1,132	1,306	1,361
Other, net	15,631	14,584	7%	17,086	14,835	15,493
Total operating revenues	1,254,770	1,181,452	6%	1,163,161	1,109,734	1,051,181

Operating Expenses
Underwriting and distribution	413,236	380,077	9%	387,682	359,657	347,376
Compensation and benefits	231,182	218,480	6%	207,906	232,971	217,909
Information systems, technology and occupancy	73,900	73,895	—	77,000	73,253	69,808
Advertising and promotion	36,130	30,337	19%	43,237	36,845	31,108
Amortization of deferred sales commissions	32,115	32,002	—	31,114	29,361	30,617
Amortization of intangible assets**	4,356	4,353	—	4,351	4,348	4,349
Intangible assets impairment**	68,400	—	N/A	—	—	—
Provision for governmental investigations, proceedings and actions, net	—	—	N/A	—	(8,385)	42,043
Other	45,694	37,722	21%	43,339	35,205	34,690
Total operating expenses**	905,013	776,866	16%	794,629	763,255	777,900

Operating income**	349,757	404,586	(14%)	368,532	346,479	273,281

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	16,992	10,814	57%	10,108	4,402	(1,552)
Investment and other income, net	55,388	32,366	71%	49,587	21,849	38,576
Interest expense	(7,125)	(9,188)	(22%)	(8,798)	(9,017)	(8,241)
Other income, net	65,255	33,992	92%	50,897	17,234	28,783

Income before taxes on income**	415,012	438,578	(5%)	419,429	363,713	302,064
Taxes on income	218,496	120,609	81%	84,934	101,840	80,790

Net income**	$196,516	$317,969	(38%)	$334,495	$261,873	$221,274

Basic earnings per share**	$0.75	$1.26	(40%)	$1.33	$1.04	$0.88
Diluted earnings per share[3]**	$0.74	$1.21	(39%)	$1.28	$1.00	$0.85
Dividends per share	$0.12	$0.12	—	$0.10	$0.10	$0.10
Special cash dividend	$—	$—	N/A	$—	$—	$2.00
Average Shares Outstanding (in thousands)
Basic	258,110	253,208	2%	251,301	250,475	250,047
Diluted[3]	265,437	265,066	—	263,981	262,865	262,738
Operating margin[4]**	28%	34%	—	32%	31%	—

Employees	7,540	7,290	3%	7,156	7,045	6,868
Billable shareholder accounts (in millions)	17.6	17.1	3%	16.6	17.4	17.0

** As discussed above, the results reflect management’s current estimate of the impairment of certain intangible assets related to the reorganization of Fiduciary in the quarter ended March 31, 2006. In connection with further consideration of such impairment, the amounts and percentages in the line items marked above may be revised for the current and/or prior quarter, which could impact certain totals and subtotals.

[3] Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share”.

[4] Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Preliminary Summary Balance Sheet**
(in thousands)
	Unaudited
	March 31, 2006	September 30, 2005
Assets
Current assets	$5,106,378	$4,620,588
Banking/finance assets	797,415	915,140
Non-current assets**	3,261,168	3,358,199
Total Assets**	$9,164,961	$8,893,927

Liabilities and Stockholders’ Equity
Current liabilities	$873,865	$851,897
Banking/finance liabilities	557,496	804,802
Non-current liabilities**	1,097,792	1,476,737
Total liabilities**	2,529,153	3,133,436
Minority interest	92,791	76,107
Total stockholders’ equity**	6,543,017	5,684,384
Total Liabilities and Stockholders’ Equity**	$9,164,961	$8,893,927

Ending Shares of Common Stock Outstanding	259,348	252,745

** As discussed above, the results reflect management’s current estimate of the impairment of certain intangible assets related to the reorganization of Fiduciary in the quarter ended March 31, 2006. In connection with further consideration of such impairment, the amounts and percentages in the line items marked above may be revised for the current and/or prior quarter, which could impact certain totals and subtotals.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)	31-Mar-06	31-Dec-05	% Change	30-Sep-05	30-Jun-05	31-Mar-05
Equity
Global/international	$210.8	$193.9	9%	$185.7	$168.0	$163.8
Domestic (U.S.)	84.8	79.6	7%	77.9	74.5	72.3
Total equity	295.6	273.5	8%	263.6	242.5	236.1

Hybrid	83.5	79.7	5%	78.4	73.3	69.1

Fixed-Income
Tax-free	54.3	53.9	1%	53.8	53.5	51.9
Taxable:
Domestic (U.S.)	31.7	32.5	(2%)	32.7	32.8	32.2
Global/international	20.9	19.6	7%	18.7	17.6	16.8
Total fixed-income	106.9	106.0	1%	105.2	103.9	100.9

Money Market	5.6	5.6	—	5.9	5.7	6.0

Total Ending Assets	$491.6	$464.8	6%	$453.1	$425.4	$412.1
Simple Monthly Average Assets	$481.2	$453.3	6%	$440.5	$416.0	$407.4

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)	Three Months Ended
	31-Mar-06	31-Dec-05	% Change	31-Mar-05	% Change
Beginning Assets Under Management	464.8	$453.1	3%	$402.2	16%
U.S. retail assets
Beginning assets	$279.7	$275.3	2%	$246.5	13%
Sales	15.1	13.9	9%	15.1	—
Reinvested distributions	0.9	7.8	(88%)	0.8	13%
Redemptions	(12.5)	(10.6)	18%	(9.1)	37%
Distributions	(1.6)	(9.4)	(83%)	(1.3)	23%
Appreciation/ (depreciation)	13.4	2.7	396%	(1.2)	N/A
Ending assets	$295.0	$279.7	5%	$250.8	18%
Other assets, including international and institutional
Beginning assets	$185.1	$177.8	4%	$155.7	19%
Sales	17.5	16.5	6%	17.8	(2%)
Reinvested distributions	0.5	0.6	(17%)	0.3	67%
Redemptions	(17.5)	(13.9)	26%	(12.3)	42%
Distributions	(0.4)	(0.7)	(43%)	(0.2)	100%
Acquisitions	—	—	—	0.1	—
Appreciation/ (depreciation)	11.4	4.8	138%	(0.1)	N/A
Ending assets	$196.6	$185.1	6%	$161.3	22%
Ending Assets Under Management	$491.6	$464.8	6%	$412.1	19%
Total Assets Under Management
Beginning assets	$464.8	$453.1	3%	$402.2	16%
Sales	32.6	30.4	7%	32.9	(1%)
Reinvested distributions	1.4	8.4	(83%)	1.1	27%
Redemptions	(30.0)	(24.5)	22%	(21.4)	40%
Distributions	(2.0)	(10.1)	(80%)	(1.5)	33%
Acquisitions	—	—	—	0.1	—
Appreciation/ (depreciation)	24.8	7.5	231%	(1.3)	N/A
Ending assets	$491.6	$464.8	6%	$412.1	19%

Note: Institutional assets totaling approximately $39.0 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at March 31, 2006 were approximately $158.5 billion, of which high net-worth assets comprised $11.7 billion.

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
Three Months Ended	31-Mar-06	31-Dec-05	31-Mar-05
Global/international equity
Beginning assets	$193.9	$185.7	$155.7
Sales	15.4	12.3	15.2
Reinvested distributions	0.3	4.8	0.2
Redemptions	(13.9)	(9.0)	(8.4)
Distributions	—	(5.5)	(0.1)
Acquisitions	—	—	0.1
Appreciation	15.1	5.6	1.1
Ending assets	210.8	193.9	163.8
Domestic (U.S.) equity
Beginning assets	79.6	77.9	73.3
Sales	4.3	4.0	4.0
Reinvested distributions	—	2.3	—
Redemptions	(4.8)	(4.1)	(3.5)
Distributions	(0.3)	(2.5)	—
Appreciation/ (depreciation)	6.0	2.0	(1.5)
Ending assets	84.8	79.6	72.3
Hybrid
Beginning assets	79.7	78.4	66.4
Sales	3.6	4.1	5.3
Reinvested distributions	0.4	0.6	0.3
Redemptions	(2.4)	(2.0)	(1.9)
Distributions	(0.6)	(0.9)	(0.4)
Appreciation/(depreciation)	2.8	(0.5)	(0.6)
Ending assets	83.5	79.7	69.1
Tax-free income
Beginning assets	53.9	53.8	51.8
Sales	1.8	1.5	1.4
Reinvested distributions	0.3	0.3	0.3
Redemptions	(1.5)	(1.5)	(1.3)
Distributions	(0.5)	(0.5)	(0.6)
Appreciation	0.3	0.3	0.3
Ending assets	54.3	53.9	51.9
Taxable fixed-income
Beginning assets	52.1	51.4	48.8
Sales	5.1	6.0	4.9
Reinvested distributions	0.3	0.3	0.3
Redemptions	(4.8)	(5.1)	(3.9)
Distributions	(0.5)	(0.6)	(0.4)
Appreciation/ (depreciation)	0.4	0.1	(0.7)
Ending assets	52.6	52.1	49.0
Money market
Beginning assets	5.6	5.9	6.2
Sales	2.4	2.5	2.1
Reinvested distributions	0.1	0.1	—
Redemptions	(2.6)	(2.8)	(2.4)
Distributions	(0.1)	(0.1)	—
Appreciation	0.2	—	0.1
Ending assets	5.6	5.6	6.0
Ending Assets Under Management	$491.6	$464.8	$412.1

Conference Call Information

On Thursday, April 27, 2006, Franklin Resources, Inc. [NYSE:BEN] President and Chief Executive Officer Greg Johnson and Executive Vice President, Chief Financial Officer and Treasurer Jim Baio will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through May 11, 2006. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 7330849, after 5:30 p.m. Eastern Time on April 27, 2006, through 11:59 p.m. Eastern Time on May 11, 2006.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $491 billion in assets under management as of March 31, 2006. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Morningstar ratings and Lipper rankings for Franklin Templeton U.S. based funds (or U.S. registered funds) are based on Class A shares, with the exception of Lipper rankings for Mutual Series funds (other than Mutual Recovery), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges or Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 2/28/06 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 143 peer groups of U.S. retail mutual funds, and the groups vary in size from 4 to 1077 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton's Long-Term Mutual Funds2

Quartile	Time Periods Ended March 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	58%	77%	90%	95%
3rd & 4th	42%	23%	10%	5%

FRANKLIN21

Quartile	Time Periods Ended March 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	76%	92%	87%	94%
3rd & 4th	24%	8%	13%	6%

TEMPLETON22

Quartile	Time Periods Ended March 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	3%	63%	91%	97%
3rd & 4th	97%	37%	9%	3%

MUTUAL SERIES23

Quartile	Time Periods Ended March 31, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	100%	36%	100%	100%
3rd & 4th	0%	64%	0%	0%

4.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 34, 47, 55 and 41 funds ranked in the top quartile and 33, 18, 12 and 17 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin Templeton equity funds tracked by Lipper, 15, 11, 20 and 12 funds ranked in the top quartile and 10, 13, 6 and 7 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin Templeton non-money market fixed income funds tracked by Lipper, 19, 36, 35 and 29 funds ranked in the top quartile and 23, 5, 6 and 10 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin Templeton non-money market taxable fixed income funds tracked by Lipper, 3, 5, 5 and 5 funds ranked in the top quartile and 7, 3, 3 and 1 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin Templeton non-money market tax-free fixed income funds tracked by Lipper, 16, 31, 30 and 24 funds ranked in the top quartile and 16, 2, 3 and 9 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 3/31/06. Franklin Income Fund Class A ranked 85 in a universe of 263 funds in Lipper's "Income Funds" group for the one-year period, 22 of 158 for the three-year period, 9 of 107 for the five-year period and 3 of 26 for the 10-year period.

10.

Source: Lipper® Inc., 3/31/06. Franklin Aggressive Growth Fund Class A ranked 29 in a universe of 418 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 25 of 359 for the three-year period and 58 of 288 for the five-year period.

11.

Source: Lipper® Inc., 3/31/06. Franklin Balance Sheet Investment Fund Class A ranked 28 in a universe of 263 funds in Lipper's "Mid-Cap Value Funds" group for the one-year period, 67 of 214 for the three-year period, 26 of 139 for the five-year period and 13 of 51 for the 10-year period.

12.

Source: Lipper® Inc., 3/31/06. Franklin Convertible Securities Fund Class A ranked 15 in a universe of 75 funds in Lipper's "Convertible Securities Funds" group for the one-year period, 1 of 60 for the three-year period, 4 of 57 for the five-year period and 7 of 35 for the 10-year period.

13.

Source: Lipper® Inc., 3/31/06. Franklin Federal Tax-Free Income Fund Class A ranked 79 in a universe of 256 funds in Lipper's "General Municipal Debt Funds" group for the one-year period, 25 of 249 for the three-year period, 34 of 220 for the five-year period and 26 of 142 for the 10-year period.

14.

Source: Lipper® Inc., 3/31/06. Franklin California High Yield Municipal Fund Class A ranked 6 in a universe of 122 funds in Lipper's "California Municipal Debt Funds" group for the one-year period, 4 of 117 for the three-year period, 5 of 98 for the five-year period and 5 of 68 for the 10-year period.

15.

Source: Lipper® Inc., 3/31/06. Templeton Global Bond Fund Class A ranked 20 in a universe of 91 funds in Lipper's "Global Income Funds" group for the one-year period, 6 of 88 for the three-year period, 2 of 71 for the five-year period and 5 of 44 for the 10-year period.

16.

Source: Lipper® Inc., 3/31/06. Mutual Beacon Fund Class Z ranked 230 in a universe of 875 funds in Lipper's "Multi-Cap Core Funds" group for the one-year period, 131 of 608 for the three-year period, 36 of 438 for the five-year period and 29 of 149 for the 10-year period.

17.

Source: Lipper® Inc., 3/31/06. Mutual Qualified Fund Class Z ranked 107 in a universe of 875 funds in Lipper's "Multi-Cap Core Funds" group for the one-year period, 71 of 608 for the three-year period, 19 of 438 for the five-year period and 24 of 149 for the 10-year period.

18.

Source: Lipper® Inc., 3/31/06. Mutual Financial Services Fund Class Z ranked 7 in a universe of 119 funds in Lipper's "Financial Services Funds" group for the one-year period, 18 of 103 for the three-year period, and 12 of 88 for the five-year period.

19.

Source: Lipper® Inc., 3/31/06. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leaders Awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures. Lipper ratings are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return, Preservation, Tax-Efficiency, and Expense metrics over three-, five-, and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Franklin Income Fund, in Lipper’s Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [158], Lipper Leader [107], Lipper Leader [26]. Franklin Aggressive Growth Fund, in Lipper’s Multi-Cap Growth classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [359], 2 [288], N/A [93]; Tax Efficiency: Lipper Leader [359], Lipper Leader [288], N/A [93]. Franklin Balance Sheet Investment Fund, in Lipper’s Mid-Cap Value classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [214], Lipper Leader [139], 2 [51]; Preservation (in Equity asset class): 2 [8094], Lipper Leader [6263], Lipper Leader [2177]; Expense: Lipper Leader [76], Lipper Leader [60], Lipper Leader [27]. Franklin Convertible Securities Fund, in Lipper’s Convertible Securities Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [60], Lipper Leader [57], Lipper Leader [35]; Expense: Lipper Leader [22], Lipper Leader [21], Lipper Leader [18]. Franklin Federal Tax-Free Income Fund, in Lipper’s General Municipal Debt classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [249], Lipper Leader [220], Lipper Leader [142]. Franklin California High Yield Municipal Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [117], Lipper Leader [98], Lipper Leader [68]; Tax Efficiency: Lipper Leader [117], Lipper Leader [98], Lipper Leader [68]. Templeton Global Bond Fund, in Lipper's Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [88], Lipper Leader [71], Lipper Leader [44]. Mutual Beacon Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [608], Lipper Leader [438], N/A [149]; Preservation (in Equity asset class): Lipper Leader [8094], Lipper Leader [6263], N/A [2177]. Mutual Qualified Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [608], Lipper Leader [438], N/A [149]; Preservation (in Equity asset class): Lipper Leader [8094], Lipper Leader [6263], N/A [2177]. Mutual Financial Services Fund, in Lipper’s Financial Services Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [103], Lipper Leader [88], N/A [13]; Preservation (in Equity asset class): Lipper Leader [8094], Lipper Leader [6263], N/A [2177]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

20.

Source: [Morningstar]© 3/31/06. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 262; 158; 56 Mid-Cap Value funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Franklin Balance Sheet Investment Fund 3, 4, 5. The following fund was rated against 126; 106; N/A Specialty-Financial funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Mutual Financial Services Fund 4, 4, N/A. The following fund was rated against 285; 173; 62 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Franklin Income Fund 5, 5, 5. The following fund was rated against 152; 130; 77 World Bond funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Templeton Global Bond Fund 5, 5, 4. The following fund was rated against 299; 276; 196 Muni National Long funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Franklin Federal Tax-Free Income Fund 4, 3, 4. The following fund was rated against 164; 143; 110 Muni California Long funds for the respective three-, five- and 10-year periods ended 3/31/06, as applicable. For the three-, five- and 10-year periods ended 3/31/06, the Morningstar ratings were: Franklin California High Yield Municipal Fund 5, 5, 5.

21.

Source: Lipper® Inc., 3/31/06. Of the eligible Franklin long-term mutual funds tracked by Lipper, 28, 40, 46 and 34 funds ranked in the top quartile, 30, 17, 9 and 14 funds ranked in the second quartile, 14, 9, 12 and 6 funds ranked in the third quartile, and 6, 4, 2 and 4 funds ranked in the fourth quartile.

22.

Source: Lipper® Inc., 3/31/06. Of the eligible Templeton long-term mutual funds tracked by Lipper, 1, 4, 4 and 3 funds ranked in the top quartile, 1, 1, 2 and 3 funds ranked in the second quartile, 2, 1, 3 and 2 funds ranked in the third quartile, and 7, 4, 0 and 1 funds ranked in the fourth quartile.

23.

Source: Lipper® Inc., 3/31/06. Of the eligible Mutual Series long-term mutual funds tracked by Lipper, 5, 3, 5 and 4 funds ranked in the top quartile, 2, 0, 1 and 0 funds ranked in the second quartile, 0, 3, 0 and 0 funds ranked in the third quartile, and 0, 0, 0 and 0 funds ranked in the fourth quartile.

Forward-Looking Statements:

The financial results in this press release are preliminary. The company is still in the process of evaluating its treatment of certain intangible assets related to the reorganization of Fiduciary in the quarter ended March 31, 2006. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2005, and Franklin's Form 10-Q filings.

•      The potential impact of the company’s evaluation of its treatment of certain intangible assets related to the reorganization of Fiduciary in the quarter ended March 31, 2006 on its financial statements for various periods and its internal controls over financial reporting.

•      Our ability to repatriate foreign earnings at the amount currently anticipated is based on current interpretations of the American Jobs Creation Act of 2004, timely completion of the planned repatriation and relatively stable foreign exchange rates.

• We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•      Regulatory and legislative actions and reforms, particularly those specifically focused on the mutual fund industry, are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

• Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
• We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
• We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•      Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

• Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
• The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•      Our increasing focus on international markets as a source of investments and sales of investment products subject us to increased exchange rate and other risks in connection with earnings and income generated overseas.

• Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
• We could suffer losses in earnings or revenue if our reputation is harmed.
• Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
• Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•      Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•      Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

• Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
• Diverse and strong competition limits the interest rates that we can charge on consumer loans.
• Future sales of our common stock in the public market, such as upon conversion of our outstanding convertible securities, could adversely affect our stock price.

•      Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

• Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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